UNITED STATES
                        SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 30,2005

                         MEDIAMAX TECHNOLOGY CORPORATION
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                      (formerly known as Quiet Tiger, Inc.)
             (Exact name of registrant as specified in its charter)

           NEVADA                         333-47699               77-0140428
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

668 N. 44'th Street, Suite 233 ,  Phoenix, Arizona                   85008
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     (Address of principal executive offices)                     (Zip Code)

                                  602-267-3800
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               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any f the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C)under Exchange Act (17 CFR 240.13e-4(C))

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Item 8.01 Other Events

On March 30, 2004 MediaMax Technology Corporation entered into a non-binding letter of intent to acquire all of the outstanding common shares of SunnComm International Inc. on a proposed 1 for 1 exchange ratio subject to certain conditions.

Item 9.01 Financial Statements and Exhibits

a) Financial Statements
   None

b) Exhibits

EXHIBIT    DESCRIPTION
-------   ----------------------

99.1      Press Release dated March 30, 2005.
99.2 Non-Binding Letter of Intent for Merger of SunnComm International, Inc. and MediaMax Technology Corp.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                            QUIET TIGER, INC.


                                            By: /s/ William H. Whitmore, Jr.
                                                ----------------------------
                                                Name:  William H. Whitmore, Jr.
                                                Title: Chief Executive Officer

Dated:  March 30, 2005

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